ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES
ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

6.                  ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

Accounts receivables are recognized and carried at the original invoice amount less allowance for any doubtful accounts. The Company establishes an allowance for doubtful accounts primarily based on the age of the receivables and factors surrounding the credit risk of specific customers. The Company made provisions for doubtful accounts in the aggregate amount of negative $0.1 million, $18.5 million (including a $8.0 million provision for prepayment made to Shunda, which is related party), and $55.3 million (including a $21.1 million provision for prepayments made to Shunda and Nitol, which are related parties) during the years ended December 31, 2009, 2010 and 2011, respectively. Bad debts are written off as incurred.

Analysis of allowances for accounts receivable is as follows:

	At December 31,
	2010	2011
Beginning of the year	$4.8	$10.7
Allowances made during the year	5.9	28.2
Write off	—	(4.3)
Closing balance	$10.7	$34.6

Analysis of allowances for other receivables is as follows:

	At December 31,
	2010	2011
Beginning of the year	$11.7	$16.3
Allowances made during the year	7.0	6.0
Recovery	(2.4)	—
Closing balance	$16.3	$22.3

Included within the accounts receivable, there was a EUR 7.8 million ($10.4 million) and $19.5 million balance from investee companies of Global Solar Fund (“GSF Investees”) as of December 31, 2010 and 2011, respectively. Sales to GSF Investees are made with similar sales terms as those offered to third parties and follow the same revenue recognition policy. Total sales to GSF Investees were EUR 91.0 million ($115.8 million), EUR 157.0 million ($197.4 million) and $33.6 million during the years ended December 31, 2009, 2010 and 2011, respectively. The Company conducted a thorough credit review process before agreeing to the credit terms provided to GSF Investees, which process also considered the availability of financing support from Global Solar Fund to its investee companies.

From time to time, the Company enters into accounts receivable factoring agreements with unaffiliated financial institutions. The Company has accounted for these contracts of accounts receivable factoring as sales when the entire credit risk is transferred to the factoring company. Such receivables are excluded from the assets in the Company’s consolidated balance sheets. During 2010 and 2011, the Company sold trade accounts receivable aggregating $332.4 million and $191.2 million and recognized total discounts of $4.0 million and $0.9 million as a component of interest expense in the consolidated statements of operations, respectively. The Company’s ability to sell such receivables to these financial institutions on current terms and conditions is uncertain and is dependent on the creditworthiness of the customers involved, the credit risks in the specific countries concerned and the institutions’ policies from time to time.

Other receivables represents non-trade receivables from third parties, net of specific provision for doubtful accounts, such as receivables from a third party leasing company for certain sale and lease back transactions, refundable deposits as bidding guarantees, and other miscellaneous non-trade receivables.